Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Bridges Capital Tactical ETF
Ticker Symbol: BDGS
(a series of EA Series Trust)
Listed on The Nasdaq Stock Market, LLC
February 23, 2024
Supplement to the
Summary Prospectus and Prospectus each dated April 5, 2023 (as previously supplemented)
Effective immediately, the following information supplements and supersedes any contrary information contained in the Fund’s Summary Prospectus and Prospectus.
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1]	0.78%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.07%
Total Annual Fund Operating Expenses	0.85%
1The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including dividend expenses and securities sold short expenses and borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses, and fees and expenses associated with the Fund’s securities lending program, if applicable.
2Other Expenses are estimated for the current fiscal year.
3The expense information in the table has been restated to reflect current estimates of the Acquired Fund Fees and Expenses (“AFFE”). AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Previously, the Fund disclosed estimated AFFE of 0.00%.
The “Example” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the Fund’s contractual expense limitation agreement only for the term of the contractual expense limitation agreement. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$87	$271
If you have any questions, please call (215) 882-9983.
Please retain this Supplement for future reference.